© SAIC. All rights reserved. Unleashing Our Full Potential August 30, 2012 Investor Presentation National Security Engineering Health Government Services Enterprise IT Exhibit 99.2

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Forward-Looking Statements

Certain statements in this presentation contain or are based on "forward-looking" information within the meaning of the Private Securities Litigation
Reform Act of 1995. In some cases, you can identify forward-looking statements by words such as "expects," "intends," "plans," "anticipates,"
"believes," "estimates,“ and similar words or phrases. Forward-looking statements in this presentation include, among others: our intent to separate into two independent publicly traded companies as a result of the proposed spin-off; revenue, growth and cost-efficiency expectations for the two independent companies following the spin-off; the expectation that the spin-off will be tax-free; statements regarding the resources, potential, priorities, competitive positioning and opportunities for the independent companies following the spin-off; expectations about future dividends and the timing of the proposed transaction.  These statements reflect our belief and assumptions as to future events that may not prove to be accurate. Actual performance and results may differ materially from the forward-looking statements made in this presentation depending on a variety of factors, including, but are not limited to: failure to obtain necessary regulatory approvals or to satisfy any of the other conditions to the proposed spin-off;
adverse effects on the market price of our common stock and on our operating results because of a failure to complete the proposed spin-off; failure to realize the expected benefits of the proposed spin-off; negative effects of announcement or consummation of the proposed spin-off on the market price of the company’s common stock; significant transaction costs and/or unknown liabilities; general economic and business conditions that affect the companies in connection with the proposed spin-off; unanticipated expenses such as litigation or legal settlement expenses; failure to obtain tax ruling and/or opinion of counsel as to the tax-free nature of the transaction or tax law changes; changes in capital market conditions that may affect proposed debt financing; the impact of the proposed spin-off on the Company’s or the newly formed company’s employees, customers and suppliers;
disruption to business operations as a result of the proposed transaction; the inability to retain key personnel; and the inability of the companies to operate independently following the spin-off. The proposed spin-off will not require a shareholder vote. The proposed spin-off will be subject to customary regulatory approvals, the receipt of an IRS tax ruling and a tax opinion from counsel, the execution of intercompany agreements, finalization of the capital structure of the two corporations, final approval of the SAIC board and other customary matters.
These are only some of the factors that may affect the forward-looking statements contained in this presentation. For further information concerning risks and uncertainties associated with our business, please refer to the filings we make from time to time with the U.S. Securities and Exchange
Commission, including the "Risk Factors," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Legal
Proceedings" sections of our latest annual report on Form 10-K and quarterly reports on Form 10-Q, all of which may be viewed or obtained through the
Investor Relations section of our web site at
All information in this presentation is as of August 30, 2012. The Company expressly disclaims any duty to update the forward-looking statement provided in this presentation to reflect subsequent events, actual results or changes in the Company's expectations.  The Company also disclaims any duty to comment upon or correct information that may be contained in reports published by investment analysts or others.
http://www.saic.com/.

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Shaping Our Future
•
Actions taken to evolve in changing markets
–
Matured infrastructure (shared services, IT modernization )
–
Streamlined operations (organization level, clarified market assignments)
–
Focused on core competencies (divestitures, real estate monetization)
–
Developed adjacent markets /more access (M&A - Health, Engineering)
•
Strategic Review Imperatives
–
Sharpen focus on customer, cost structure and talent
–
Address growth inhibiting Organizational Conflict of Interest (OCI) restrictions
–
Maximize financial performance

Decision to separate SAIC into two different companies
•
National Security, Engineering, and Health
•
Government Technical Services and Enterprise IT

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Transaction Overview
•
SAIC Inc. to distribute 100% of shares of Government Technical Services and
Enterprise IT business to shareholders via a tax-free spin-off*
•
Two publicly traded companies on the NYSE
•
Each company will be able to enhance shareholder value through
–
Elimination of organizational conflicts of interest (OCI) that limit growth by blocking access to markets
–
Greater market alignment and focus
–
More competitive cost structure
–
Focus on distinct business models
•
No shareholder approval required
•
Separation is expected to be completed next year

* Subject to IRS and other customary approvals

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Investment Benefits
Both companies optimized to create value:
•
Large and diversified long-standing client base
•
Deep capabilities with the most ‘in demand’ tech skills for their markets
•
Stable and healthy cash flows
•
Strong and experienced management team
•
Differentiated and competitive business in their own space

National Security, Engineering,
and Health Solutions
Government Technical Services
and Enterprise IT
Technical
Services
Enterprise IT
National
Security
Engineering
Health
* Pro-forma current FY13 revenues
Government
Commercial
Government
Commercial
Revenues ~$7B *
Revenues ~$4B*

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National Security, Engineering, and Health

Strategy
overview
National defense systems, engineering and health technology provider leveraging  systems engineering integration, sensors, analytics and large scale data management capabilities in high growth markets with mission, complexity and large scale information characteristics
Target
markets
•
Mission Capability Integrator
•
ISR platform development (airborne, maritime, space and ground)
•
ISR processing, exploitation and dissemination
•
Cybersecurity
•
Engineering
•
Energy, environment and infrastructure
•
Water and natural resources
•
Electronic health records analytics and support
•
Government equipment modernization &  sustainment
•
Security screening products
Points of
Differentiation
•
Ability to leverage big data and data analytics to raise the level of health and engineering IT
•
Expand M&A opportunities/revenue growth initiatives
Thesis of value
creation
•
Unlock growth by removing restrictions
•
Leverage focused synergy areas (Cyber/Data security, data analytics and actionable exploitation)
•
Open new revenue and M&A opportunities
•
Increase prominence to investors of fast growing Health and Engineering businesses

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Future Growth Focus - National Security,
Engineering, and Health

National
Security
•
Electronic warfare (EW)
•
Maritime domain awareness
•
Maritime ISR platforms
•
Missile warning/missile detection
•
Logistics readiness and sustainment of airborne and maritime platforms
Engineering
•
Transmission and distribution engineer and smart grid in Asia
•
International geothermal projects
•
Oil and gas services engineering
•
Natural resources program management and advanced automation technology
Health
•
Electronic health records systems integration
•
Clinical information systems
•
Advanced clinical analytics
– Quality and effectiveness
– Cost

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Government Technical Services and Enterprise IT

Strategy
overview
Government technical services provider leveraging significant value from long-standing customers relationships and  mission expertise with a focus on differentiated and repeatable solutions and processes  delivery at competitive price
Target
markets
•
Government enterprise IT services
•
Testing and service life extension
•
Logistics and supply chain management
•
Systems Engineering and Technical Assistance (SETA)
Points of
Differentiation
•
Engineering breadth, supply chain, technical expertise
•
Customer affinity and mission expertise
•
Low cost leadership
Thesis of value
creation
•
Improve management focus on Government services market
•
Drive a lower cost base tied directly to business needs
•
Expand addressable market and revenue growth through removal of restrictions

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Future Growth Focus- Government Technical Services
and Enterprise IT

Government
Technical
Services
Enterprise IT
•
Cost and financial analysis
•
Program office support
•
Technical services for new customers
•
C4 support services
•
Federal advisory and assistance
•
Transaction-based logistics and supply chain for new customers
•
Systems Engineering and Technical Assistance (SETA)
•
Enterprise-Wide
•
Cloud services
•
Network management
•
IT consolidation
•
Mobility
•
“X” as a service
•
Big data management, analytics and visualization

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Capital Structure Attributes

National Security, Engineering,
and Health Solutions
• Strong credit profile with access to
credit capital markets
Government Technical Services
and Enterprise IT
• Government
• Organic growth emphasized with
limited focus on M&A
• Primarily self-funding, little credit
access required
Common
Differentiated
•
Stable, predictable, and strong cash flow
•
Low capital intensity
•
Dividends
• Government & Commercial
• Organic growth with sufficient
firepower for M&A expansion

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Transaction Overview and Summary
• Actions identified and taken to help shape our future
• Completed the strategic review
• Separation into aligned businesses
–
Opening of revenue channels
–
Enhanced focus on target markets
–
Employee continuity and opportunity
–
Client continuity
• Completion next year
• Shareholder vote not required *

Unleashing Our Full Potential
* The proposed spin-off will not require a shareholder vote. The proposed spin-off will be subject to customary regulatory approvals, the receipt of an IRS tax ruling and a tax opinion from counsel, the execution of intercompany agreements, finalization of the capital structure of the two corporations, final approval of the SAIC board and other customary matters.

NATIONAL SECURITY • ENERGY & ENVIRONMENT • HEALTH • CYBERSECURITY © SAIC. All rights reserved. Thank You For Your Interest! National Security Engineering Health Government Services Enterprise IT